UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 1, 2007
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	2-71058	75-0970548
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)
508 West Wall, Suite 800
Midland, Texas 79701
(Address of principal executive offices)
(432) 684-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 1, 2007, the Registrant announced that Stephen Jumper, its President and Chief Executive Officer and Christina Hagan, its Chief Financial Officer, Executive Vice President and Secretary are scheduled to present at the Raymond James 28th Annual Institutional Investors Conference on Tuesday, March 6, beginning at 4:35 p.m. EST. The presentation will be webcast live on the Registrant’s web site and may be accessed at www.dawson3d.com by clicking on the Investor Relations link. A copy of the presentation notes may also be obtained on the web site. Replay of the webcast will be available on the Registrant’s web site for 30 days following the event. The information contained on the Registrant’s web site is not incorporated by reference herein.
     The press release announcing the presentation is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (d)     Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: March 2, 2007	By:	/s/ Christina W. Hagan
Christina W. Hagan
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 1, 2007.